CONSOLIDATED BALANCE SHEETS [Parenthetical] - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
Allowances for doubtful accounts (in dollars)	$ 6	$ 6
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	20,000,000	20,000,000
Common stock, shares issued	3,801,874	3,801,874
Common stock, shares outstanding	3,801,874	3,801,874
Treasury shares	5,049	5,049